UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):             December 19, 2017

AMREP CORPORATION
(Exact name of Registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

620 West Germantown Pike, Suite 175 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 487-0905

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Previous independent registered public accounting firm.

On December 19, 2017, AMREP Corporation (the “Company”) dismissed RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors approved the dismissal of RSM. The audit reports of RSM on the consolidated financial statements of the Company for each of the two most recent fiscal years ended April 30, 2017 and April 30, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended April 30, 2017 and April 30, 2016 and during the subsequent interim period from May 1, 2017 through December 19, 2017, (i) there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to RSM’s satisfaction, would have caused RSM to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K). The Company provided RSM with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission. A copy of RSM’s letter dated December 22, 2017 to the Securities and Exchange Commission, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)	Appointment of new independent registered public accounting firm.

On December 19, 2017, the Audit Committee of the Company’s Board of Directors engaged Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2018. During the Company’s two most recent fiscal years ended April 30, 2017 and April 30, 2016 and during the subsequent interim period from May 1, 2017 through December 19, 2017, neither the Company nor anyone on the Company’s behalf consulted Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter, dated December 22, 2017, from RSM US LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation

Date: December 22, 2017	By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter, dated December 22, 2017, from RSM US LLP.